                                                                   EXHIBIT 10.25

                    FIRST AMENDMENT TO AGREEMENT AND FOURTH
                         AMENDMENT TO CREDIT AGREEMENT
                         -----------------------------


     THIS FIRST AMENDMENT TO AGREEMENT AND FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of February 28, 1997 (this "First Amendment") is entered into by and
                                     ---------------
among STEVENS INTERNATIONAL, INC. (the "Borrower"), PMC LIQUIDATION, INC. and
                                        --------
PRINTING AND PACKAGING EQUIPMENT FINANCE CORPORATION (individually a "Guarantor"
                                                                      ---------
and together, the "Guarantors"), and BANK OF AMERICA TEXAS, N.A. (the "Bank").
                   ----------                                          ----


                              W I T N E S S E T H:
                              --------------------

     WHEREAS, Borrower, Guarantors and Bank entered into that certain Agreement and Fourth Amendment to Credit Agreement dated as of December 31, 1996 (the "Fourth Amendment"); and
 ----------------

     WHEREAS, Borrower, Guarantors and Bank wish to amend the Fourth Amendment to extend the Expiration Date (as such term is defined in the Fourth Amendment) from February 28, 1997 to March 17, 1997.

     THEREFORE, in consideration of the mutual covenants and agreements herein contained, Borrower, Guarantors and Bank agree as follows:

     1.  Extension of Expiration Date.  Section 3(b) of the Fourth Amendment,
         ----------------------------
The Loans, is amended by deleting the first sentence of subsection (a) of
---------
Section 2.2, Revolving Line of Credit, in its entirety and replacing it with the
             ------------------------
following:

         2.2  Revolving Line of Credit.
              ------------------------

              (a) The term "Expiration Date" is amended to mean the earliest to
                            ---------------
     occur of (i) the Bernal Sale Date (as defined below) or (ii) the date any holder of any portion of the Subordinated Debt accelerates the maturity of any principal of the Subordinated Debt or otherwise pursues any rights or remedies it may have pursuant to the documents evidencing the Subordinated Debt, or (iii) the date any Default or Potential Default other than the Existing Defaults occurs under the Loan Documents, or (iv) 5:00 p.m., March 17, 1997.

     Except as set forth above, the Fourth Amendment shall continue in full force and effect in accordance with its original provisions.

FIRST AMENDMENT TO AGREEMENT
AND FOURTH AMENDMENT TO CREDIT
AGREEMENT - Page 1

2.   Representations.  To induce Bank to enter into this First Amendment,
     ---------------
     Borrower ratifies and confirms each representation and warranty set forth in the Fourth Amendment as if such representations and warranties were made on even date herewith, and further represents and warrants that (a) except as has been previously disclosed by Borrower to Bank, no material adverse change has occurred in the financial condition or business prospects of Borrower since the date of the last financial statements delivered to the Bank, and (b) that Borrower is fully authorized to enter into this First Amendment.

3.   Miscellaneous.
     -------------

         a.  Defined Terms.  Capitalized terms used herein which are not
             -------------
otherwise defined shall have the meanings set forth in the Fourth Amendment.

         b.  Costs and Expenses.  Borrower agrees to pay to Bank the reasonable
             ------------------
attorneys' fees and expenses of Bank's counsel and other reasonable expenses incurred by Bank in connection with this First Amendment and the transactions contemplated hereby.

         c.  NO COMMITMENT.  BORROWER AND EACH GUARANTOR AGREE THAT BANK HAS
             -------------
MADE NO COMMITMENT OR OTHER AGREEMENT REGARDING THE NOTE, THE CREDIT AGREEMENT, OR THE LOAN DOCUMENTS, EXCEPT AS EXPRESSLY SET FORTH IN THE LOAN DOCUMENTS AND THE FOURTH AMENDMENT, AS MODIFIED BY THIS FIRST AMENDMENT. BORROWER AND EACH GUARANTOR WARRANT AND REPRESENT THAT NEITHER BORROWER NOR EITHER GUARANTOR WILL RELY ON ANY COMMITMENT, FURTHER AGREEMENT TO FORBEAR OR OTHER AGREEMENT ON THE PART OF BANK UNLESS SUCH COMMITMENT OR AGREEMENT IS IN WRITING AND SIGNED BY BANK.

         d.  Survival.  All representations, warranties, covenants and
             --------
agreements of the parties made in this First Amendment shall survive the execution and delivery hereof, until such time as all of the obligations of the parties hereto shall have lapsed in accordance with their respective terms or shall have been discharged in full.

         e.  Successors and Assigns.  This First Amendment shall be binding upon
             ----------------------
and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

         f.  Modifications and Waivers.  No delay on the part of Bank in
             -------------------------
exercising any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any waiver of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege hereunder. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which the

FIRST AMENDMENT TO AGREEMENT
AND FOURTH AMENDMENT TO CREDIT
AGREEMENT - Page 2
parties hereto may otherwise have at law or in equity. No waiver or modification, discharge or amendment of this First Amendment will be valid in the absence of the written and signed consent of the party against which enforcement of such is sought.

         g.  Entire Agreement.  This First Amendment, together with the other
             ----------------
documents and instruments referenced herein, contains the entire agreement between the parties relating to the extension contemplated hereby. All prior or contemporaneous agreements, understandings, representations and statements, whether written or oral, are merged herein.

         h.  Governing Law.  This Agreement shall be construed in accordance
             -------------
with the applicable laws of the State of Texas and applicable federal law. In the event of a dispute involving this First Amendment or any other instruments executed in connection herewith, the undersigned irrevocably agrees that venue for such dispute shall lie in any court of competent jurisdiction in Dallas County, Texas.

         i.  Counterparts.  This First Amendment may be executed in one or more
             ------------
counterparts, all of which when taken together shall be deemed to be one original.

         j.  Time of Essence.  The parties to this First Amendment have agreed
             ---------------
specifically with regard to the times for performance set forth in this First Amendment. Further, the parties to this First Amendment acknowledge that the agreements with regard to the times for performance are material to this First Amendment. Therefore, the parties agree and acknowledge that time is of the essence to this First Amendment.

         k.  Acknowledgment of Debt and Ratification of Security Documents.
             -------------------------------------------------------------
Borrower and each Guarantor agree that (i) as of February 28, 1997, $21,526,299.45 in principal was outstanding and letters of credit with a combined availability of $2,648,665.00 were outstanding and (ii) those certain security documents (as heretofore amended, including amendments to same contained in the Fourth Amendment, the "Security Documents"), which are more
                                        ------------------
fully described in Exhibit A attached to that certain Master Amendment to Security Documents, dated May 16, 1995, executed by Guarantors and Borrower in favor of the Bank remain unchanged; and the same are in full force and effect as of the date hereof. Borrower and each Guarantor hereby ratify the rights, titles, liens and security interests under the Security Documents existing in favor of Bank.

         l.  Ratification of Guaranties.  The Guarantors agree that that certain
             --------------------------
Business Loan Continuing Guaranty, dated May 16, 1995 (as heretofore amended, including amendments to same contained in the Fourth Amendment, the "Guaranty"),
                                                                     --------
executed by the Guarantors in favor of the Bank, remains in full force and effect and continues to be the legal, valid and binding obligation of the Guarantors enforceable against Guarantors in accordance with its terms. Furthermore, the Guarantors hereby agree and acknowledge that (a) as of the date hereof, the Guaranty is not subject to any claims, defenses or offsets, (b) nothing contained in this First Amendment shall adversely affect any right or

FIRST AMENDMENT TO AGREEMENT
AND FOURTH AMENDMENT TO CREDIT
AGREEMENT - Page 3
remedy of Bank under the Guaranty, and (c) the execution and delivery of this First Amendment shall in no way reduce, impair or discharge any obligations of the Guarantors pursuant to the Guaranty.

         m.  NO ORAL AGREEMENTS.  THIS WRITTEN AGREEMENT REPRESENTS THE FINAL
             ----------------------------------------------------------------
AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
-------------------------------------------------------------------------------
CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
--------------------------------------------------------------

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     -----------------------------------------------------------

     Executed effective the date first written above.

BANK OF AMERICA TEXAS, N.A.       STEVENS INTERNATIONAL, INC.,
                                  formerly known as Stevens Graphics Corporation


By: /s/ Jay W. Denny              By: /s/ George A. Wiederaenders
   --------------------------        ---------------------------------
Name:   Jay W. Denny              Name:   George A. Wiederaenders
     ------------------------          -------------------------------
Title:  Vice President            Title:  Treasurer & Chief Accounting
      -----------------------           ------------------------------
                                          Officer
                                        ------------------------------


                                  GUARANTORS:
                                  ----------

                                  PMC LIQUIDATION, INC.

                                  By: /s/ George A. Wiederaenders
                                     -----------------------------
                                  Name:   George A. Wiederaenders
                                       ---------------------------
                                  Title:  Chief Accounting Officer
                                        --------------------------

FIRST AMENDMENT TO AGREEMENT
AND FOURTH AMENDMENT TO CREDIT
AGREEMENT - Page 4

                                 PRINTING & PACKAGING EQUIPMENT
                                 FINANCE CORPORATION


                                 By: /s/ George A. Wiederaenders
                                    ---------------------------------
                                 Name:   George A. Wiederaenders
                                      -------------------------------
                                 Title:  Treasurer & Chief Accounting
                                       ------------------------------
                                         Officer
                                       ------------------------------



FIRST AMENDMENT TO AGREEMENT
AND FOURTH AMENDMENT TO CREDIT
AGREEMENT - Page 5